MUTUAL FUND SERIES TRUST

Catalyst/CIFC Floating Rate Income Fund Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX

(the “Fund”)

August 23, 2023

This information supplements certain disclosures contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2022.

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Rick Lam, CFA, Managing Director, Senior Portfolio Manager and Head of Trading of CIFC Investment Management LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), was added as a Portfolio Manager to the Fund. Accordingly, all information contained in the Fund’s Prospectus regarding the Portfolio Managers of the Fund is hereby revised to reflect Mr. Lam’s the new position with the Fund as set forth below.

The section of the Fund’s Prospectus entitled “FUND SUMMARY: Catalyst/CIFC Floating Rate Income Fund - Portfolio Managers” and the section of the Summary Prospectus entitled “Portfolio Managers” are deleted and replaced with the following:

Portfolio Managers: Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of the Sub-Advisor, and Rick Lam, CFA, Managing Director, Senior Portfolio Manager and Head of Trading of the Sub-Advisor serve, as the Fund’s portfolio managers and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Sokolowski has served the Fund in this capacity since August 2018. Mr. Lam has served the Fund in this capacity since July 2023.

The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Portfolio Managers: Catalyst/CIFC Floating Rate Income Fund is deleted and replaced with the following:

Portfolio Managers: Catalyst/CIFC Floating Rate Income Fund

Stan Sokolowski and Rick Lam are primarily and jointly responsible for the day-to-day management of the Catalyst/CIFC Floating Rate Income Fund’s portfolio.

Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer at CIFC Investment Management

Mr. Sokolowski joined CIFC in 2012 and has over 30 years of credit, portfolio management, and trading experience. Prior to joining CIFC, Mr. Sokolowski was a credit portfolio manager and trader with Lucidus Capital Partners, a credit trading firm that was spun out of Caxton Associates in 2011. Preceding Lucidus, Mr. Sokolowski was a portfolio manager at Caxton. Before joining Caxton in 2006, Mr. Sokolowski was a Managing Director with JPMorgan (“JPM”) where he founded and managed the European par and distressed loan trading business in London. Mr. Sokolowski joined Manufacturers Hanover in 1991 and completed Chemical Bank’s MBA Capital Markets and Credit Training Program in 1994. He held various positions in New York and London throughout the Capital Markets, Sales and Trading, Investment Banking and Emerging Markets businesses of JPM’s predecessor organizations. Mr. Sokolowski has invested across the spectrum of credit including high yield to investment grade as well as distressed / stressed credit, fixed / floating rate instruments, bonds & loans and CDS / index products. Mr. Sokolowski holds a B.A. in Finance from Michigan State University.

Rick Lam, Senior Portfolio Manager, Head of Trading at CIFC Investment Management

Mr. Lam has served as Senior Portfolio Manager of CIFC since 2016. Mr. Lam has 24 years of experience in corporate lending. Prior to joining CIFC in 2006, Mr. Lam was with RBC in the Capital Markets Leveraged Loan Syndications group where he originated, structured and distributed bank debt with a focus on middle market and cross border transactions. Before joining RBC, Mr. Lam spent three years at J.P. Morgan where he began his banking career and received his credit training. At J.P. Morgan, Mr. Lam was a member of the Global Syndicated Finance group where he performed credit analysis in support of bank loan transactions. Mr. Lam holds a B.A. in Finance and International Business from the Stern School of Business at New York University.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and the Statement of Additional Information for the Fund, each dated November 1, 2022 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst/CIFC Floating Rate Income Fund Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX

(the “Fund”)

August 23, 2023

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2022.

______________________________________________________________________________

Rick Lam, CFA, Managing Director, Senior Portfolio Manager and Head of Trading of CIFC Investment Management LLC (“CIFC”), is now a Portfolio Manager to the Fund. Stan Sokolowski continues to serve as Portfolio Manager to the Fund. Accordingly, all information contained in the Fund’s SAI regarding the Portfolio Managers of the Fund is hereby revised to reflect the new Portfolio Manager’s position with the Fund:

The following information replaces the section of the Fund’s SAI entitled “ADVISOR AND SUB-ADVISORS - Portfolio Managers – Catalyst/CIFC Floating Rate Income Fund”:

Subject to the oversight and approval of the Advisor, Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer and Rick Lam, CFA, Managing Director, Senior Portfolio Manager and Head of Trading serve as the Fund's portfolio managers responsible for the day-to-day management of the Floating Rate Income Fund’s portfolio. The portfolio managers’ compensation from CIFC is based on a fixed salary plus a bonus based on his individual accomplishments and overall profitability of CIFC.

The following information is added to the tables contained under the section of the SAI entitled “Advisors and Sub-Advisors”:

As of July 31, 2023, the number of, and total assets in other registered investment companies, other pooled investment vehicles, and other accounts overseen by Rick Lam are as follows:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Rick Lam	0	$0	51	$27,689 million	1	$67 million

The following table shows the dollar range of equity securities of the Fund beneficially owned by Stan Sokolowski and Rick Lam as of July 31, 2023:

Rick Lam	Floating Rate Income Fund	None

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference

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